www.cassinfo.com | ©2026 Cass Information Systems | Investor Presentation April 2026

www.cassinfo.com | ©2026 Cass Information Systems | Forward-Looking Information All statements other than statements of historical fact included in this release, including without limitation the Company’s future prospects and performance, the business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, words such as “estimate,” “could,” “should,” “would,” “likely,” “may,” “will,” “plan,” “intend,” “believes,” “expects,” “anticipates,” “projected,” and variations of these terms and similar expressions. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Actual results or business conditions may differ materially from those projected or suggested in forward-looking statements as a result of various factors including, but not limited to, those described below and in Part I, Item 1A, “Risk Factors” of our most recent Annual Report. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to general economic, market or business conditions unrelated to the Company’s operating performance, including inflation, changes in interest rates, changes in energy prices, supply chain disruptions, financial institution disruptions, geopolitical conflicts, public health emergencies and declines in consumer confidence and discretionary spending; the Company’s ability to compete with its competitors and increase market share; the Company’s ability to maintain compliance with rules and regulations applicable to our business operations and industry; increased regulatory examination scrutiny or new regulatory requirements; whether the Company’s customers continue to utilize its payment processing and related services; unfavorable developments concerning customer credit quality; risk associated with lending concentrations including, but not limited to, faith- based ministries and franchise restaurants; liquidity risk; and risks associated with cyber-attacks and data breaches. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by the Company in this release speaks only as of the date of this release. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. 2

www.cassinfo.com | ©2026 Cass Information Systems | Cass At A Glance 3

Overview

Cass is an information services company that processes freight and facility payments for many of the world's largest global companies, supported by a strong and profitable commercial bank

Transportation Spend Management

- End-to-end freight audit and payment across all modes
- Deep carrier contract validation and cost control
- Embedded within client workflows and TMS integrations
- Scaled platform driving high-volume, recurring transactions

+

Facilities Expense Management

- Outsourced management of complex, multi-location expense categories
- Invoice processing, validation, and payment automation
- Data visibility and benchmarking to identify cost savings
- Long-term client relationships with high retention

+

Touchpoint

- Church management software platform serving faith-based institutions
- Supports engagement and administrative workflows

CASS Commercial Bank / CassPay

- Provides funding and liquidity across all operating segments
- Generates low-cost deposits through embedded client relationships
- Supports payment flows and working capital solutions
- Enhances overall client stickiness and platform integration

$600 MILLION
Market. Cap.

$2.5 BILLION
Assets

14.63%
YTD ROE

1.42%
YTD ROA

53.3%
YTD% Fees/Rev.

71.1%
% Average YTD NIB Funding

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www.cassinfo.com | ©2026 Cass Information Systems | Transportation information systems provides freight audit and payment services for all transportation modes and movement types, including parcel and last mile Facilities expense management provides invoice management, payment and business intelligence for all facility related expenses, from traditional utilities through MRO CassPay provides complex treasury management and payment services for fintech and other payment companies CASS Information Systems / Payments Annual payments volume $94 BILLION Annual invoice volume 51 MILLION TTM fee revenue $106 MILLION YTD average payment float $1.2 BILLION Note: Balance sheet metrics as of March 31, 2026. Income statement metrics are through period ended March 31, 2026 as indicated 5

Cass Information Systems is

A major payments company

$94 billion DOLLARS PAID

$37 billion Freight
$24 billion Facilities
$33 billion FinTech/Banking

51 million INVOICES PROCESSED

34 million freight
17 million facilities

51,000 VENDORS PAID

15,000 freight
36,000 facilities

that supports a company's global business

Activity in
185 COUNTRIES
supported from

THE U.S. & AROUND THE WORLD

St. Louis, MO
Columbus, OH
Wellington, KS
Jacksonville, FL
Breda, The Netherlands
Singapore
Sao Paulo, Brazil

BY **1000+** EMPLOYEES

while tightly protecting its assets

As a publicly held, financial holding company, Cass is regulated by the SEC, Federal Reserve, and the Dutch Central Bank

View our ESG report

Cass Information Systems, Inc.
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www.cassinfo.com | ©2026 Cass Information Systems | Cass Commercial Bank Total Assets $1.3 BILLION Total Deposits $1.1 BILLION Charge-offs $0 Total Loans $1.1 BILLION Note: Balance sheet metrics as of March 31, 2026. Income statement metrics are through period ended March 31, 2026 as indicated Cass Commercial Bank operates in five primary niches: St. Louis Commercial and Industrial market QSR Franchisees Faith-Based organizations across the U.S. Not-for-Profit organizations Equipment Finance Strong track record of asset quality No charge-offs Proven performance through economic cycles 5-Star Rated Bank 7

www.cassinfo.com | ©2026 Cass Information Systems | What We Do Cass helps the world’s largest companies manage their facilities and transportation costs. By processing and paying client invoices, we help companies: • Gain crucial financial support for large, difficult-to-manage spend categories • Offload and automate difficult, repetitive, time-consuming processes • Control and reduce costs by identifying overcharges, duplicate invoices, other errors • Aggregate and normalize reporting for hundreds/thousands of vendors • Minimize late payments and service interruptions • Obtain detailed, actionable data enabling complete visibility to spend and usage • Maximize cash flow with on-time or extended payment terms • Enforce vendor compliance • Gain audit-ready sustainability reporting 8

www.cassinfo.com | ©2026 Cass Information Systems | How We Do It The Value Proposition of What We Do for Clients Which results in: • High quality data which drives informed decisions, superior procurement results, and precise financial reporting • Audits, data visibility, and process improvements driving considerable cost savings • Improved working capital, both for our clients and their vendors, through the use of Cass’s balance sheet • Improved vendor relationships • Improved focus on data & decisions, not invoices Why We Do It 9 Our AI, Technology and Industry Expert Human Resources Delivered through: • Significant investments in AI/ML solutions to accelerate invoice and document processing, as well as ingesting client generated purchase orders or TMS records • Industry experts supporting client needs and understanding vendor complexities across industries like retail, manufacturing, distribution, financial services and QSRs • Cass Commercial Bank and the deep understanding of corporate treasury management needs with accrual and GL file integrations • Payment fraud mitigation, including vendor remittance controls, data security and funding requests

Artificial Intelligence (AI) Usage at Cass

Technology implementation is driving near-term efficiency gains and a meaningfully improved client experience.

Document ingestion and data processing
Cass uses modern AI coding tools to implement a data processing architecture that exists first and foremost to preserve auditability, scalability and consistency in outcomes. To function effectively at enterprise scale, we believe AI delivers the most value when used to build and maintain deterministic processes and ML models, executes exception management only at the field or data element level, and supports the creation of UI/UX for human in the loop activity. We have built applications, in this architecture, to support document and data processing for Freight and Facilities.

Client onboarding
Utilizing our AI native internal knowledge base, we implement clients with industry and mode or service type best practices, including G/L and cost attribution rules. As the only Freight Audit and Payment company that supports all modes, movement types and geographies, our AI enabled tools steer clients away from costly internal processes.

Client and vendor inbound communications
Assessed by AI and routed for resolution either to an AI agent or a client account manager, both supported by historical and client/vendor specific data. Invoices or contracts are routed to specific channels while questions, exceptions and suggestions are resolved.

Audit resolution
Workflow supported by AI utilizing our contract management platform as the primary data source.

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www.cassinfo.com | ©2026 Cass Information Systems | Advantages of Having a Commercial Bank / Balance Sheet 11 CASS Commercial Bank Monetization of Payment Flows • Earn yields on payment float held on Cass balance sheet • Depository structure creates incremental revenue stream Structural Cost Advantage • Direct access to payment rails eliminates third-party costs • Near-zero marginal cost on incremental ACH transactions Control, Retention, and Sales Advantage • Retain full economics without reliance on third-party financial partners • Reduce pricing and renegotiation risk across cycles • Bank holding company status enhances credibility and supports client acquisition Credit + Client Value Creation • Provide vendor financing at lower cost than traditional alternatives • Enhance client liquidity and balance sheet positioning • Support finance, treasury, and logistics functions through integrated data and workflows

Our Clients Stay With Us Long-Term

Client retention is driven by deep operational integration and a fully integrated platform spanning payments, audit, and data. Together, these capabilities create meaningful switching costs and durable, long-term relationships.

- Deeply embedded in client workflows through vendor onboarding, ongoing support, and seamless system integrations across TMS and ERP environments
- End-to-end vendor onboarding and contract audit ensuring invoices are validated against contract terms and aligned with client obligations
- Real-time data visibility and benchmarking enabled by a growing library of dashboards and third-party data integrations
- Scalable support across transportation and facilities including freight audit, facility onboarding, and value-added services such as document retrieval and energy management
- Integrated platform spanning payments, audit, and balance sheet delivering a unified solution across payment services, supply chain workflows, and multi-regional operations

Operational Footprint

Vendor Onboarding
Contracts & Vendor Set up

Invoice Audit
Contract Validation & Accuracy

Payment Services
Freight & Facility Payments

Data & Reporting
Dashboards & Benchmarking

Bill Management
Facility Bills & Document Retrieval

Global Support
Multi-region Support

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www.cassinfo.com | ©2026 Cass Information Systems | Freight Audit & Payment Transportation Spend Management 13

www.cassinfo.com | ©2026 Cass Information Systems | Resource expertise • Secure payments • Working capital management • CassPort and data visualization dashboards • Benchmarking • Custom BI • Automation • System integration • Shipment rating and audit of all modes • GL and accrual reporting We Deliver Best Practices Globally 14 Cass provides a unified platform to manage global freight across modes, including last mile, parcel, and ocean. The solution enables improved working capital through optimized carrier payment terms while delivering real-time data and decision intelligence to drive more effective procurement outcomes. CASS Currently Supports Companies in 185 Different Countries

www.cassinfo.com | ©2026 Cass Information Systems | Cass Freight Index® – Trusted Insights The Cass Freight Index® has been a trusted measure of the North American freight market since 1995. Our monthly data and the Cass Transportation Index Report provide valuable insight into freight trends as they relate to other economic and supply chain indicators and the overall economy. 15

www.cassinfo.com | ©2026 Cass Information Systems | The Decision Intelligence Suite CassPort Analytics Monitor and understand transportation spend Cass Benchmarking Compare rates for truckload, LTL, intermodal, and rail to other Cass clients Cass + SONAR SCI Layer truckload data with real-time market conditions for optimal spend and service management 16

www.cassinfo.com | ©2026 Cass Information Systems | Facilities Expense Management 17

www.cassinfo.com | ©2026 Cass Information Systems | We Deliver Utility Bill Solutions Across All Facilities Services, Including MRO Importance Facilities payments are one of a company’s top operating expenses Outages can have a material financial impact on a business Reporting requirements for greenhouse gas (GHG) emissions are increasing Invoice Challenges Hundreds to thousands of bills from many vendors Different formats with non- standardized data fields Received at various times throughout the month, quarter, or year With and without purchase order matching Value Proposition Simplify the complex world of facility costs by paying our client’s facility-related bills accurately and on time, to minimize service interruptions, while simultaneously providing them with timely and accurate data from the bills to support analytics and decision making 18

www.cassinfo.com | ©2026 Cass Information Systems | We Have Expertise In All Facilities Service Types & Industry Segments Simplifying the complexities of managing recurring, typically non-PO invoices related to physical infrastructure across all service types Paying vendors accurately and on time, which minimizes exceptions, late fees and service interruptions Delivering normalized and detailed data and reporting on all consumption and spend Validating usage and pricing, audited to a contract if one is provided Configurable and tailored to the business needs of our clients Invoice Processing Bill Payment Invoice Audit Reporting & Analytics 19

www.cassinfo.com | ©2026 Cass Information Systems | We Deliver Reporting for Utility Usage, Including Sustainability & Diversion Data We partner with a company’s energy management, procurement and reporting providers to allow for the selection of best- of-breed solutions, resulting in a high quality and complete facilities management solution Sustainability reporting delivered to a company’s ERP and sustainability & carbon platforms, regardless if they are internal or externally provided Precise data management delivers audit trail ready results 20

www.cassinfo.com | ©2026 Cass Information Systems | 21 TouchPoint

TouchPoint is All-in-One Church Management Software

TouchPoint
CHURCH MANAGEMENT SOFTWARE

- **Acquired by Cass in 2022** with 300+ clients across the United States
- **Enterprise software** enabling churches to manage membership, giving, communications, volunteerism, etc.

- **Significant growth potential** into target market of 35,000 churches with average weekly attendance of 350+
- **Processes over $200 million** in annual giving for these churches. Working on additional giving penetration into TouchPoint and Cass Commercial Bank clients.
- **Synergistic with faith-based clients** at Cass Commercial Bank and ability to position Cass as a provider of church financial needs as well as church management software and giving processing needs.

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www.cassinfo.com | ©2026 Cass Information Systems | Cass Commercial Bank 23

www.cassinfo.com | ©2026 Cass Information Systems | Cass Commercial Bank is a 5-Star Rated Bank for its Financial Soundness 24 Commercial & Industrial Serving privately held businesses in St. Louis metropolitan area Long-standing relationships with clients, many spanning decades Equipment finance solutions for transportation and related industries Purchaser of investment-grade leases in the secondary market Founded in St. Louis, MO in 1906 Conservative management with more than 10 years with no charge-offs, reflecting prudent risk practices Specialized banking focused on faith-based institutions, not-for- profit’s, QSR franchises, equipment financing, and C&I lending Exclusively Engaged in Commercial Banking with only 3 strategically located branches that do not serve retail customers Faith-Based & Non-Profit Purpose-driven financing for places of worship and Non-Profit Entities Specializes in funding the construction, expansion, and renovation of facilities Proven underwriting methodology resulting in limited charge-offs over 30+ years Depository services designed for Faith- Based and Non-Profits Quick Service Restaurants Focused expertise in QSR Franchise opportunities Approved McDonald’s franchise lender Financing solutions for acquisitions, new construction, major remodels, and equipment purchases 15+ year history with $0 charge-offs in the portfolio

The Bank Generates Deposits Through Three Primary Channels

Faith-Based Institutions

Long-standing reputation with faith-based community

Strong relationships have resulted in a self-funded loan portfolio

Ongoing efforts to cross-sell banking services into the TouchPoint client base

TouchPoint is a church management software platform

CassPay

CassPay supports large fintech clients with complex payables infrastructure

CassPay facilitates:

- Debit and Credit ACH
- Wire Transfers
- Drawdowns
- Image Cash Letters
- Credit Cards

These relationships generate approximately $250 million in average deposits

C&I and Not-for-Profits

Focused on privately held businesses and not-for-profit organizations in the St. Louis metro area

Many client relationships span decades

Provides sophisticated financial solutions to C&I clients and tailored banking solutions for not-for-profits

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www.cassinfo.com | ©2026 Cass Information Systems | Financial Overview 26

www.cassinfo.com | ©2026 Cass Information Systems | • Record net income and diluted earnings per share of $35.1 million and $2.61, respectively. • Return on average equity and assets of 14.98% and 1.43%, respectively. • Increase in net interest income of $13.5 million, or 19.8%. • Increase in facility dollar volumes of 14.7%. • Increase in average accounts and drafts payable of 14.9%. • Salaries and commissions increase limited to 0.4% as a result of a decline in average FTEs of 5.4%. • Repurchased 617,415 shares of Company common stock at a weighted average price of $41.59. Full Year 2025 Financial Highlights 27

www.cassinfo.com | ©2026 Cass Information Systems | FY’25 Financial Summary 28 $190.8M (+5.3% Y/Y) $2.61 (+87.8% Y/Y) 3.83% (+41bps Y/Y) $35.1M (+83.2% Y/Y) Processing Fees 35% Financial Fees 21% Net Interest Income 43% Other 1% Revenue Mix Net-Interest MarginTotal Revenue Net Income Diluted EPS 14.98% (+661bps Y/Y) 1.43% (+61bps Y/Y) ROAROE Payment Float 53% Non-Interest Bearing Deposits 19% Interest- Bearing Deposits 28% Funding Mix (FY25 Average)

www.cassinfo.com | ©2026 Cass Information Systems | Net Interest Income (Continued) The Company’s net interest margin has historically trended above the average 5-year UST. With the rise in long- term bond yields over the last 3-4 years, the yields on many of the Company’s fixed rate loans and investment securities are below current market interest rates. If mid and longer-term bond yields remain at or close to current levels, as the Company’s interest-earning assets mature and re-price to current market rates over the coming quarters and years, the Company’s NIM should benefit, thereby increasing net interest income. 29

www.cassinfo.com | ©2026 Cass Information Systems | Prudent Stewards of Capital SHAREHOLDER RETURNS The company remains a consistent dividend payer and grower, paying regularly scheduled cash dividends since 1934. In addition, the Company repurchased 64,802 shares of common stock during the current quarter, resulting in a total cash return to shareholders of $7.0 million. The Company anticipates further repurchases in coming quarters with an overall objective of maintaining a leverage ratio of approximately 10%. Future levels of repurchases will depend on market conditions, earnings, balance sheet growth and potential acquisition opportunities. 30 $15.4M $15.4M $16.0M $16.5M $16.5M $31.0M $5.3M $5.8M $7.2M $26.0M FY'21 FY'22 FY'23 FY'24 FY'25 Dividends Share Buybacks Tier 1 leverage ratio at 3/31/26 10.05% Common equity tier 1 risk-based ratio at 3/31/26 14.80% Tier 1 risk-based ratio at 3/31/26 14.80% Total risk-based ratio at 3/31/26 15.63% $42.5M $23.7M $21.7M$20.7M $46.4M

www.cassinfo.com | ©2026 Cass Information Systems | Compelling Opportunities for Future Value Creation Driving efficiency and improved results in data ingestion and client relations functions through AI Net interest income and margin growth as fixed rate interest-earning assets reprice in higher interest rate environment Opportunity to grow payment float and processing fees on Facility side given compelling value proposition to large companies Development of full product suite in Transportation with respect to freight audit and payment and supply chain finance provides us with a competitive advantage Highly efficient Bank with growth opportunities in all niche business lines Strong capital levels support growth initiatives and/or return to shareholders 31

www.cassinfo.com | ©2026 Cass Information Systems | Use of Non-GAAP Financial Measures Certain of the financial measures and ratios the Company presents, including “adjusted net income from continuing operations,” and “adjusted diluted earnings per share from continuing operations,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). The Company refers to these financial measures and ratios as “non-GAAP financial measures.” The Company considers the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that the Company believes are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. The Company believes that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of the Company’s performance. The non-GAAP financial measures the Company presents may differ from non-GAAP financial measures used by the Company’s peers or other companies. The Company compensates for these differences by providing the equivalent GAAP measures whenever the Company presents the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing the Company’s performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included at the end of the financial statement tables. 32

www.cassinfo.com | ©2026 Cass Information Systems | Thank you!

www.cassinfo.com | ©2026 Cass Information Systems | Appendix 34

www.cassinfo.com | ©2026 Cass Information Systems | Reconciliation of GAAP to Non-GAAP Financial Information 35 12/31/25 9/30/25 6/30/25 3/31/25 12/31/24 12/31/25 12/31/24 Net income from continuing operations (GAAP) 8,189$ 9,212$ 5,160$ 8,551$ 4,158$ 31,112$ 18,558$ Adjustments: (Gain) loss on sale of investment securities (38) (4) 3,558 18 33 3,534 46 Bad debt (recovery) expense - - - (2,000) - (2,000) 7,847 Late fees on facility transactions - - - - - - 1,300 Pension termination expense - - - - 3,458 - 3,458 Restucturing charge 1,131 - - - - 1,131 - Tax effect (272) 1 (884) 493 (868) (662) (3,144) 9,010$ 9,209$ 7,834$ 7,062$ 6,781$ 33,115$ 28,065$ 0.62$ 0.69$ 0.38$ 0.63$ 0.30$ 2.31$ 1.35$ 0.68$ 0.69$ 0.58$ 0.52$ 0.49$ 2.46$ 2.04$ Adjusted diluted earnings per share from continuing operations (non-GAAP) Diluted earnings per share from continuing operations (GAAP) Adjusted net income from continuing operations (non-GAAP) Year EndedThree Months Ended